Annual Report

December 31, 2000

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Funds
www.mosaicfunds.com

Contents

Letter to Shareholders	1
Management’s Discussion of Fund Performance
Review of Period	2
Market in Review	2
Outlook for 2001	3
Interview with lead equity manager Jay Sekelsky	3
Mosaic Investors	4
Mosaic Balanced	6
Mosaic Mid-Cap Growth	8
Mosaic Foresight	10
Independent Auditors’ Report	12
Portfolio of Investments
Investors Fund	13
Balanced Fund	14
Mid-Cap Growth Fund	16
Foresight Fund	17
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	26

Letter to Shareholders

  Katherine Frank

I’m pleased to report that all of our Equity Trust funds showed positive double-digit one-year returns against a backdrop of a down market. For the year 2000 the S&P 500 was down 9.10%; the Dow Jones Industrial Average was down 6.18% and the Nasdaq declined 39.18%. Mosaic Investors was up 10.84% for the period, Mosaic Balanced showed a positive 10.79% return, Mosaic Mid-Cap Growth was up 18.46% and Mosaic Foresight rose 17.02%.

At Mosaic we’ve been working for more than 20 years to bring you solid long-term investment results. Our approach focuses on buying great American companies when their stocks are reasonably priced. We continue to believe that this is the best way to bring our shareholders value over time. In the year 2000 this discipline was well-rewarded, as investors began to doubt the valuations of the most speculative technology stocks, and turned towards our kind of proven, steadily growing companies.

This is the time of year when we often hear from shareholders regarding tax issues. By now you’ve received your 1099 forms and a special mailing that contained tax information on our equity and tax-free funds. For those of you receiving tax refunds, we hope you will take a minute to consider the speed and convenience of instructing the IRS to electronically transfer your refund to your Mosaic fund. A card that accompanied our tax mailing provides you with the how-to details.

It’s also the time of year when it’s worth reviewing a few tax reduction strategies. One of the easiest means of moderating the tax bite is to make sure you take full advantage of the tax benefits of IRAs. Just about every working American, regardless of participation in a workplace retirement fund, has access to an annual $2,000 IRA contribution. Prior to April 16, 2001, you are eligible for both 2000 and 2001 IRA contributions. For investors in the highest tax brackets, tax-free bonds and bond funds continue to make good sense. Finally, for those of you putting college money away for children and grandchildren, Education IRAs and Custodial accounts have some decided tax benefits. For more information on any of these investment options, give us a call at 800-368-3195.

Sincerely,

(signature)

Katherine Frank
President

Management’s Discussion of Fund PerformanceReview of Period

The one-year period ended December 31, 2000 showed considerable relative strength for the funds in Mosaic Equity Trust, with double-digit returns across the board. The funds performed well compared to both the stock market indices and their peers. Lipper Inc. maintains averages based on a variety of investment categories that are widely used for peer comparisons. Although Mosaic manages its funds for growth, our valuation constraints will see Mosaic Investors and Mid-Cap Growth categories shift from time to time among Growth, Core and Value. For the period of this report, the funds were placed in the value fund categories. For the year 2000, Mosaic Investors’ 10.84% return compared with the 1.95% return of the funds in the Lipper Large-Cap Value Index. Mosaic Mid-Cap returned 18.46%, while its peer group, the Lipper Mid-Cap Value Index, returned 10.59%. Mosaic Balanced returned 10.79% against the 2.39% return of the Lipper Balanced Fund Index. Finally, Mosaic Foresight outshined its peers with a 17.02% return, compared to the Lipper Flexible Portfolio Fund Index which was down 0.64%.

The year was one in which Mosaic’s long-held belief in growth-at-a-reasonable-price was well rewarded. Our concerns with valuation kept us away from the more speculative technology stocks which had powered the market up in 1999, but suffered major losses in 2000. Investors fleeing these technology stocks turned to the kind of reliable, profitable companies in which our funds are concentrated.

Market in Review

The year 2000 began with a continuation of the trends set in 1999. While the stock indices rose, they were driven largely by the steady escalation in value of a narrow segment of the market, specifically favored technology stocks. As has been well documented by now, this trend suffered a steep reversal beginning in March, with many of the stocks that led the market up also leading it downward.

This roller coaster ride was particularly pronounced in the Nasdaq index, due to its heavy technological weighting. Yet despite the damage done to the technology sector, other areas of the market remained relatively unscathed to strongly positive.

The story behind the market’s reversal was the increasing evidence of an economic slowdown, sparked by the Federal Reserve Board’s interest rate increases. A slowing economy began to make its mark on corporate earnings, and as the year unfolded, the depth of the slowdown appeared to be increasing. Technology stocks in particular had been bid to historically unprecedented valuations. At these extreme values the stocks were quite vulnerable to any bad news, and the emergence of negative announcements regarding revenues and earnings was enough to send the sector reeling. Investors were quick to rotate to the relative safety of reliable stocks in healthcare, utilities and financials.

Adding to the economic trend set in motion by the Fed’s rate policies were violence and oil concerns in the Middle East, the prolonged presidential election, and a series of corporate warnings of lowering earnings. The falling stock market has an economic impact of its own, as it dampened consumer confidence, spending and capital investment in general.

Over the course of the year, various sectors in the market had widely different results. Looking at the S&P 500, which is often used to represent the U.S. stock market in general, the technology and communications sectors took close to a 40% dive for the year. At the same time, utilities, financial stocks, and the healthcare sector all were strongly positive. The end result was an S&P 500 that was down more than 9%, but with investors and managers showing a variety of results depending on approach and sector allocation.

Outlook for 2001

The reversal in Fed policies will give a boost to the market, but the real impact can take up to 12 months to percolate through the economy. In the meantime, we think the year 2001 will have more in common with the year 2000 than the previous years, which were characterized by narrowness and one-sided reliance on technology stocks. Given that earnings are likely to continue to be spotty, we will seek to own great companies that we believe can deliver solid earning gains in this environment. Despite the loss in value in some sectors of the market, we don’t believe the market has been stripped of excessive risk. We do hope that the quick, substantial decline seen in the past year will remind investors of the risks within the stock market, and that stocks that seem to have no price ceiling may be subject to major reversals. We believe the economic environment will keep investors focused on reliable, profitable companies, which means the market will be in line with our long-standing investment discipline.

Interview with lead equity manager Jay Sekelsky

  Jay Sekelsky

Can you summarize the performance of the funds in Equity Trust in 2000?

This past year was quite gratifying. All of the funds in Equity Trust showed significant outperformance against all the standard metrics. I know from both conversations and market statistics that many individual investors had a very difficult year. It has always been our objective to provide a solid, core investment approach that can help investors reach their goals in all kinds of market environments. It is extremely rewarding to know that we achieved this goal in the year 2000, which was such a difficult market for so many. Our longer-term results are also quite strong. Mosaic Investors was ahead of its peer group for one, three, five and ten-year performance as was Mosaic Balanced. Our recent record for Mid-Cap, which was under different management prior to August 1996, is quite strong, as we beat the Lipper Mid-Cap Value Index 11.48% to 6.75% for the three-year period ending December 31, 2000.

Mosaic Investors

Did you make any significant additions to the portfolio since December 31, 1999?

This past year saw some real extremes in the market, with various sectors moving dramatically in opposite directions. Roiling markets tend to create turnover in our portfolios, as stocks have the ability to become fully priced in short order, while other stocks drop and become buy candidates. The top ten at the end of the period included four holdings that were not in the portfolio at the beginning of the period: Lowe’s, the home improvement chain; Mercury General, an insurance firm; McDonald’s; and U.S Bancorp. Other notably additions during this period included Microsoft, whose shares were depressed due to fears over the anti-trust court case. We also added Interpublic Group, an advertising firm, and First Data, the credit-card processor. Towards the end of the period we began to find, quite selectively, more appealing valuations in technology and added Dell Computer, the largest direct-marketer of personal computers and servers.

What holdings were the strongest contributors to fund performance?

We had a number of positive contributors to performance. One of the stronger sectors for Mosaic Investors was the consumer staples area. We had excellent performance from drugstore operator CVS, supermarket chain Safeway and from Pepsico, whose profits were powered by its Frito-Lay division. Pepsico was sold later in the year as we shifted to names which we felt had more upside potential. Financials also had a good year, and we benefited from an overweighting in that sector which included Freddie Mac, Associates First Capital and Wells Fargo. We not only avoided a lot of the pain in technology stocks, but actually had strong positive additions with an opportune sale of Intel and through our holdings in Fiserv.

What holdings were the largest constraints on performance?

As previously mentioned, the two hardest hit sectors in the market were technology and telecommunications. Our telecommunications holdings in MCI Worldcom and cable operator RCN were the biggest negatives for the year for us. While we acquired Microsoft in the wake of concerns over anti-trust action, the stock joined the general rout in technology stocks and was an overall weight on performance. However, our emphasis on diversification across sectors allowed us to balance these negatives with strong positives from other holdings.

Mosaic Balanced

Did you make any significant additions to the portfolio since December 31, 1999?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed above. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 62.6% stocks and finished the period at 63.5% in stocks. While we don’t attempt to time the market in Balanced by making major asset class bets, the allocation does reflect the relative strength in the bond market, which outperformed the major stock indices for the first time in many years.

How did the bond holdings in Balanced contribute to overall performance?

The year 2000 was an excellent year for bonds as an asset class, keeping our Balanced fund in line with our all-equity funds. We rotated holdings towards corporate and agency issues, which developed a marked yield advantage over Treasuries over the course of the period. The end result was an excellent year for the fund’s bonds.

Mosaic Mid-Cap Growth

Did you make any significant additions to the portfolio since December 31, 1999?

Mid-sized companies, particularly if you exclude technology, were one of the strongest spots in the year 2000 market. We had relatively low turnover among the fund’s larger holdings, as seven of the top 10 holdings remained throughout the year. New top holdings were retailer Liz Claiborne, insurer Mercury General and Valassis Communications which specializes in producing coupons and other marketing incentive programs. With the volatility in the market, we saw several companies come and go in the portfolio as they reached full valuation in short order. Notable examples include drug delivery system maker, Alza and Cardinal Health, a diversified healthcare company. Current holdings in the technology sector include CTS Corporation. In the consumer area we added retailer Ross Stores, furniture retailer Ethan Allen Interiors, and Tricon Global Restaurants, better known for their Pizza Hut, Taco Bell and KFC brands.

What holdings were the strongest contributors to fund performance?

The best results for the period were seen in the consumer, financial and healthcare sectors. Our consumer holdings showed positive results, including Kroger, the supermarket chain and publisher Scripps. We were also able to realize our gains in Progressive Corporation in May, as the stock reached our price target in rapid order, showing a rapid ramp-up of almost 50%. The Financial sector started weak, but came on strong in the second half of the year, led by insurance companies Mercury General and MBIA.

What holdings were the largest constraints on performance?

Technology and telecommunications were the worst performing sectors, and our telecommunications holdings in Mid-Cap were not immune. Although telecommunications firm TDS help up relatively well, RCN Corporation, which delivers a variety of services through its fiber optic network, was down sharply. Compuware, a software manufacturer, hindered performance and was sold in April.

Mosaic Foresight

  Frank Burgess

An interview with Foresight manager and Madison Investment Advisors’ founder and President, Frank Burgess.

How would you characterize the performance of Foresight for the period?

We were very pleased with our 17.02% return for the period, as we preserved capital during the first half of the period, when many investors were sufferings significant stock market losses. We then rallied strongly over the later part of the year, led by our financial holdings and the positive returns of our fixed income holdings.

Did you make any significant additions to the portfolio since December 31, 1999?

The most important shift in the portfolio during the first six months of the year was an increase in stock exposure from about 35% at the beginning of the period to some 68.2% by midyear. This shift signified management’s improving outlook on the market in general, but more importantly, on the low valuations assessed to the financial sector, which composed 33% of the overall portfolio as of June 30, 2000 in a number of financial-related industries such as insurance and banking. Late in the year, the fund took profits and trimmed back its stock exposure, ending the year with a 59.7% fixed income and cash allocation.

What holdings were the strongest contributors to fund performance?

Over the course of the past year, we found attractive stock holdings in a limited portion of the market. As a result, our stock holdings tended to be concentrated in financials, but the asset mix remained heavily in short-term bond positions, or cash. While we had strong returns from our financial holdings, what we didn’t hold was equally important. By missing the brunt of the technology collapse, we added considerable relative returns to the portfolio. At the same time, our fixed income holdings, solidly positive, looked great when compared to the overall plight of the stock indices. During the course of the year we sold our Federated Investors and Martin Marietta stock at significant gains and had good returns from Freddie Mac and Metlife.

What holdings were the largest constraints on performance?

Overall, our stock-picking was excellent, but we did have negative returns from our telecommunications holdings, specifically MCI Worldcom, and a relatively minor technology exposure with Microsoft, which we added on weakness, only to see it slip further. With a high percentage of the portfolio in defensive fixed-income holdings, we were both protected on the downside and constrained on the up. However, this is a tradeoff we are always willing to make in this fund when risk warrants.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of Mosaic Equity Trust:

We have audited the accompanying statements of assets and liabilities of the Mosaic Equity Trust, including Investors Fund, Balanced Fund, Mid-Cap Growth Fund, and Foresight Fund (collectively, the "Funds"), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years, three years and nine months for the Mid-Cap Growth Fund, and three years for the Foresight Fund, in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Mid-Cap Growth Fund for the years ended March 31, 1997 and prior were audited by other auditors whose report, dated May 2, 1997 expressed an unqualified opinion on those financial highlights. The financial highlights of the Investors Fund and Balanced Fund for the year ended December 31, 1996 were audited by other auditors whose report, dated January 24, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Funds’ custodian, and through the performance of other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Equity Trust as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

(signature)

Chicago, Illinois
February 9, 2001

Investors Fund - Portfolio of Investments

	Number of Shares	Value
COMMON STOCKS: 95.3% of net assets
BANKS: 10.7%
Chase Manhattan Corp.	19,410	$00,881,942
US Bancorp	36,190	1,056,296
Wells Fargo & Company	17,995	1,002,097
CONSUMER CYCLICALS: 14.4%
Interpublic Group Co.	15,775	671,423
Liz Claiborne	19,290	802,946
Lowe’s Companies	29,035	1,292,058
Target Corporation	37,000	1,193,250
CONSUMER SERVICES — TELECOMMUNICATIONS: 2.8%
RCN Corporation*	33,650	212,416
Worldcom Inc.*	39,510	553,140
CONSUMER STAPLES — FOOD & BEVERAGE: 4.0%
McDonald’s Corporation	32,240	1,096,160
CONSUMER STAPLES — RETAIL: 11.4%
Kroger Company	38,000	1,028,375
Safeway, Incorporated*	17,720	1,107,500
Scripps, Corporation	16,125	1,013,859
FINANCIAL SERVICES: 10.4%
Federal Home Loan Mortgage Corp	16,000	1,102,000
First Data Corporation	14,855	782,673
Stilwell Financial, Inc.	24,710	974,500
HEALTHCARE: 10.6%
Abbott Laboratories	14,805	717,117
Bristol Myers Squibb Co.	20,070	1,483,926
Johnson & Johnson	6,660	699,716
INDUSTRIAL: 6.1%
Dover Corporation	16,670	676,177
Martin Marietta Material	24,005	1,015,412
INSURANCE: 10.4%
MGIC Investment Corp.	15,365	1,036,177
Markel Corporation*	4,000	724,000
Mercury General Corp.	25,000	1,096,875
TECHNOLOGY: 14.5%
CTS Corporation	15,405	561,320
Dell Computer Corp.*	37,900	660,881
Microsoft Corporation*	20,305	880,729
Tellabs Incorporated*	19,455	1,099,207
Time Warner Inc.	14,840	775,242
TOTAL COMMON STOCKS (cost $24,152,330)		26,197,414
REPURCHASE AGREEMENT: 4.6% of net assets
With Morgan Stanley Dean Witter and Company issued 12/29/00 at 5.25%, due 01/02/01, collateralized by $1,298,225 in United States Treasury Notes due 05/31/03. Proceeds at maturity are $1,267,739. (cost $1,267,000)		1,267,000
TOTAL INVESTMENTS: 99.9% of net assets (cost $25,419,330)		27,464,414
CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		16,652
NET ASSETS: 100%		$27,481,066

*Non-income producing

Balanced Fund - Portfolio of Investments

	Number of Shares	Value
COMMON STOCKS: 63.5% of net assets
BANKS: 7.3%
Chase Manhattan Corp.	10,705	$00,486,408
US Bancorp	19,745	576,307
Wells Fargo & Company	9,435	525,412
CONSUMER CYCLICALS: 9.7%
Interpublic Group Co.	8,595	365,825
Liz Claiborne	9,890	411,671
Lowe’s Companies	15,275	679,738
Target Corporation	20,000	645,000
CONSUMER SERVICES — TELECOMMUNICATIONS: 1.9%
RCN Corporation*	17,700	111,731
Worldcom, Inc.*	21,780	304,920
CONSUMER STAPLES — FOOD & BEVERAGE: 2.6%
McDonald’s Corporation	16,935	575,790
CONSUMER STAPLES — RETAIL: 7.1%
Kroger Company	21,500	581,844
Safeway, Incorporated*	8,405	525,312
Scripps, Company	7,045	442,954
FINANCIAL SERVICES: 7.1%
Federal Home Loan Mortgage Corp.	8,800	606,100
First Data Corporation	8,175	430,720
Stilwell Financial, Inc.	12,950	510,716
HEALTHCARE: 7.0%
Abbott Laboratories	8,150	394,766
Bristol Myers Squibb Co.	10,000	739,375
Johnson & Johnson	3,685	387,155
INDUSTRIAL: 4.3%
Dover Corporation	9,185	372,567
Martin Marietta Material	13,110	554,553
INSURANCE: 7.0%
MGIC Investment Corp.	7,800	526,012
Markel Corp*	2,200	398,200
Mercury General Corp.	13,850	607,669
TECHNOLOGY: 9.5%
CTS Corporation	8,060	293,686
Dell Computer Corp.*	19,920	347,355
Microsoft Corporation*	10,665	462,594
Tellabs Incorporated*	10,000	565,000
Time Warner Inc.	7,775	406,166
TOTAL COMMON STOCKS (cost $12,793,000)		$13,835,546

	Principal Amount	Value
DEBT INSTRUMENTS: 32.6% of net assets
Corporate Obligations: 22.7%
AT&T Corporation, 5.625%, 3/15/04	150,000	$00,143,375
Associates Corporation of North America, 6%, 4/1/03	325,000	324,188
Cardinal Health Inc., 6.25%, 7/1/08	390,000	374,400
Computer Sciences Corp., 7.5%, 8/08/05	255,000	263,259
Ford Motor Credit Co., 7.75%, 3/15/05	325,000	335,562
Gap, Incorporated, 6.9%, 9/15/07	345,000	330,338
General Motors Acceptance Corp., 5.875%, 1/22/03	330,000	324,888
Household Finance Corporation, 7.875%, 3/1/2007	300,000	312,750
International Lease Finance Corporation, 8.375%, 12/15/04	315,000	336,263
Kohls Corporation, 6.7%, 2/1/06	280,000	284,200
Lexmark International, 6.75%, 5/1/08	290,000	264,263
Lowe’s Companies, 8.25%, 6/10	250,000	263,438
Target Corporation, 7.5%, 2/15/05	300,000	313,500
Target Corporation, 7.5%, 8/15/10	230,000	242,937
The Goldman Sachs Company, 7.35%, 10/1/09	230,000	235,175
Tommy Hilfiger USA, Incorporated, 6.5%, 6/1/03	340,000	289,425
Worldcom Inc., 7.75%, 4/01/07	305,000	305,762
US Treasury & Agency Obligations: 9.9%
Federal Home Loan Mortgage Corp, 7.375%, 05/15/03	405,000	421,200
Federal National Mortgage Association, 7.25%, 1/15/01	300,000	326,193
Federal National Mortgage Association, 5.375%, 3/15/02	750,000	747,188
US Treasury Notes, 5.25%, 1/31/01	500,000	499,900
US Treasury Notes, 6.25%, 8/31/02	170,000	172,657
TOTAL DEBT INSTRUMENTS (cost $7,133,471)		7,110,861
REPURCHASE AGREEMENT: 3.5% of net assets
With Morgan Stanley Dean Witter and Company issued 12/29/00 at 5.25%, due 01/02/01, collateralized by $773,607 in United States Treasury Notes due 05/31/03. Proceeds at maturity are $755,440. (cost $755,000)		755,000
TOTAL INVESTMENTS: 99.6% of net assets (cost $20,681,471)		21,701,407
CASH AND RECEIVABLES LESS LIABILITIES: 0.4% of net assets		79,417
NET ASSETS: 100%		$21,780,824

*Non-income producing

Mid-Cap Growth Fund - Portfolio of investments

	Number of Shares	Value
COMMON STOCKS: 81.2% of net assets
BANKS: 5.0%
Southtrust Corporation	11,260	$00,458,141
CONSUMER CYCLICALS: 16.4%
Callaway Golf Company	21,000	391,125
Ethan Allen Interiors	6,180	207,030
Liz Claiborne	8,090	336,746
Lowe’s Companies	6,315	281,017
Ross Stores	16,575	280,221
CONSUMER SERVICES — TELECOMMUNICATIONS: 3.9%
RCN Corporation*	11,250	69,609
Telephone & Data Systems, Incorporated	3,155	283,950
CONSUMER STAPLES: 17.3%
Kroger Company	10,000	270,625
Rogers Communication*	13,990	237,830
Scripps, Corporation	6,290	395,484
Tricon Global Restaurant*	8,990	296,670
Valassis Communications, Inc.*	11,825	373,227
FINANCIAL SERVICES: 7.3%
Equifax	10,135	290,748
Stilwell Financial, Inc.	9,500	374,656
HEALTHCARE: 2.4%
Dentsply International, Incorporated.	5,515	216,291
INDUSTRIAL: 7.3%
Dover Corporation	6,510	264,062
Martin Marietta Material	9,375	396,563
INSURANCE: 16.9%
MBIA, Incorporated	4,000	296,500
MGIC Investment Corp.	4,955	334,153
Markel Corporation*	1,250	226,250
Mercury General Corp.	8,200	359,775
Unumprovident Corp.	11,980	321,963
TECHNOLOGY: 2.4%
CTS Corporation	5,175	188,564
Efficient Networks Inc.*	2,300	32,775
TRANSPORTATION: 2.3%
Expiditors International of Washington, Inc.	4,000	214,750
TOTAL COMMON STOCKS (cost $6,324,429)		7,398,725
REPURCHASE AGREEMENT: 16.3% of net assets
With Morgan Stanley Dean Witter and Company issued 12/29/00 at 5.25%, due 01/02/01, collateralized by $1,515,450 in United States Treasury Notes due 05/31/03. Proceeds at maturity are $1,479,863. (Cost $1,479,000)		1,479,000
TOTAL INVESTMENTS 97.5% of net assets (cost $7,803,429)		8,877,725
CASH AND RECEIVABLES LESS LIABILITIES: 2.5% of net assets		223,660
NET ASSETS: 100%		$09,101,385

*Non-income producing

Foresight Fund - Portfolio of Investments

	Number of Shares	Value
COMMON STOCKS: 40.3% of net assets
BANKS: 7.3%
Marshall & Ilsley Corp.	2,000	$00,101,660
Southtrust Corporation	2,595	105,584
CONSUMER CYCLICALS: 6.2%
Liz Claiborne	1,805	75,133
Lowe’s Companies	2,280	101,460
FINANCIAL SERVICES: 3.6%
Federal Home Loan Mortgage Corp	1,500	103,313
HEALTHCARE: 4.5%
Bristol Myers Squibb	1,750	129,391
INDUSTRIAL: 3.2%
Midwest Express Holdings, Inc.*	6,185	90,842
INSURANCE: 7.2%
MBIA, Incorporated	1,500	111,187
MGIC Investment Corp.	1,405	94,750
TECHNOLOGY: 8.3%
CTS Corporation	2,160	78,705
Microsoft Corporation*	1,265	54,869
Tellabs Incorporated*	1,855	104,807
TOTAL COMMON STOCKS (cost $976,341)		1,151,701

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 48.7% of net assets
Federal Home Loan Bank, 6.22%, 1/24/01	300,000	$00,298,845
Federal Home Loan Mortgage Corp., 6.44%, 1/23/01	250,000	249,083
Federal Home Loan Mortgage Corp., 6.16%, 2/20/01	300,000	297,375
Federal National Mortgage Assn., 6.16%, 2/06/01	300,000	298,170
Federal National Mortgage Assn., 6.41%, 2/08/01	250,000	248,387
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,391,962)		1,391,860
REPURCHASE AGREEMENT: 10.9% of net assets
With Morgan Stanley Dean Witter and Company issued 12/29/00 at 5.25%, due 01/02/01, collateralized by $319,689 in United States Treasury Notes due 05/31/03. Proceeds at maturity are $312,182. (cost $312,000)		312,000
TOTAL INVESTMENTS 99.9% of net assets (cost $2,680,303)		2,855,561
CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		1,963
NET ASSETS: 100%		$02,857,524

* Non-income producing

Statements of Assets and Liabilities

	Investors Fund	Balanced Fund	Mid-Cap Growth Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities*	$26,197,414	$20,946,407	$07,398,725	$02,543,561
Repurchase agreements	1,267,000	755,000	1,479,000	312,000
Total investments	27,464,414	21,701,407	8,877,725	2,855,561
Cash	957	251	682	743
Receivables
Investment securities sold	--	--	217,671	--
Dividends and interest	1,393	140,036	5,418	1,220
Capital shares sold	14,302	--	--	--
Total assets	27,481,066	21,841,694	9,101,496	2,857,524
LIABILITIES
Payables
Capital shares redeemed	--	60,870	111	--
Total liabilities	--	60,870	111	--
NET ASSETS (Note 6)	$27,481,066	$21,780,824	$09,101,385	$02,857,524
CAPITAL SHARES OUTSTANDING	1,370,056	1,165,695	971,959	213,095
NET ASSET VALUE PER SHARE	$0000,20.06	$0000,18.68	$00000,9.36	$0000,13.41
*INVESTMENT SECURITIES, AT COST	$24,152,330	$19,926,471	$06,324,429	$02,368,303

Statements of Operations

For the year ended December 31, 2000

	Investors Fund	Balanced Fund	Mid-Cap Growth Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
Interest income	$104,001	$505,631	$75,109	$74,976
Dividend income	223,369	122,717	62,182	13,056
Other income	152	22	--	--
Total investment income	327,522	628,370	137,291	88,032
EXPENSES (Notes 3 and 5)
Investment advisory fees	203,894	162,716	63,034	18,252
Other expenses	108,743	97,629	42,022	12,168
Total expenses	312,637	260,345	105,056	30,420
NET INVESTMENT INCOME	14,885	368,025	32,235	57,612
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	4,075,053	2,319,593	1,690,409	185,927
Change in net unrealized appreciation (depreciation) of investments	(1,408,790)	(621,845)	(317,662)	128,838
Net realized and unrealized gain on investments	2,666,263	1,697,748	1,372,747	314,765
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,681,148	$2,065,773	$1,404,982	$372,377

Statements of Changes in Net Assets

For the period indicated

	Investors Fund		Balanced Fund
	Year Ended December 31,		Year End December 31,
	2000	1999	2000	1999
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$4,885	$8,678	$368,025	$400,564
Net realized gain on investments	4,075,053	5,544,052	2,319,593	2,442,279
Net unrealized depreciation of investments	(1,408,790)	(3,969,589)	(621,845)	(2,118,999)
Total increase in net assets resulting from operations	2,681,148	1,565,785	2,065,773	723,844
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,207)	--	(367,836)	(400,753)
From net capital gains	(3,947,841)	(5,079,576)	(2,074,038)	(2,244,659)
Total distributions	(3,954,048)	(5,079,576)	(2,441,874)	(2,645,412)
CAPITAL SHARE TRANSACTIONS (Note 8)	(572,472)	3,312,465	(3,169,297)	2,512,380
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,845,372)	(201,326)	(3,545,398)	590,812
NET ASSETS
Beginning of year	$29,326,438	$29,527,764	$25,326,222	$24,735,410
End of year (including accumulated undistributed net investment income of $8,678 and $0, respectively for the Investors Fund and $189 and $0, respectively for the Balanced Fund)	$27,481,066	$29,326,438	$21,780,824	$25,326,222
	Mid-Cap Growth Fund		Foresight Fund
	Year Ended December 31,		Year Ended December 31,
	2000	1999	2000	1999
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$32,235	$(2,487)	$57,612	$82,698
Net realized gain on investments	1,690,409	579,262	185,927	91,484
Net unrealized appreciation (depreciation) of investments	(317,662)	118,047	128,838	(205,807)
Total increase (decrease) in net assets resulting from operations	1,404,982	694,822	372,377	(31,625)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(29,748)	--	--	(82,658)
From net capital gains	(1,573,816)	--	--	--
Total distributions	(1,603,564)	--	--	(82,658)
CAPITAL SHARE TRANSACTIONS (Note 8)	510,592	(2,112,341)	(99,379)	(594,807)
TOTAL INCREASE (DECREASE) IN NET ASSETS	312,010	(1,417,519)	272,998	(709,090)
NET ASSETS
Beginning of year	$8,789,375	$10,206,894	$2,584,526	$3,293,616
End of year (including accumulated undistributed net investment income of $2,487 and $0, respectively for the Mid-Cap Growth Fund and $57,652 and $40, respectively for the Foresight Fund)	$9,101,385	$8,789,375	$2,857,524	$2,584,526

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND-2

	Year Ended December 31,
	2000	1999	1998	1997-1	1996
Net asset value beginning of year	$21.10	$24.26	$22.37	$19.16	$18.03
Investment operations:
Net investment income (loss)	0.01	(0.01)	0.04	0.14	0.24
Net realized and unrealized gain on investments	2.28	1.21	4.13	6.39	3.91
Total from investment operations	2.29	1.20	4.17	6.53	4.15
Less distributions:
From net investment income	(0.01)	--	(0.04)	(0.14)-3	(0.25)
From net realized gain on investments	(3.32)	(4.36)	(2.24)	(3.18)-3	(4.01)
Total distributions	(3.33)	(4.36)	(2.28)	(3.32)-3	(4.26)
Net asset value, end of period	$20.06	$21.10	$24.26	$22.37	$17.92
Total return (%)	10.84	5.06	18.66	34.84	22.75
Ratios and supplemental data
Net assets, end of period (in thousands)	$27,481	$29,326	$29,528	$25,202	$13,112
Ratio of expenses to average net assets (%)	1.15	1.15	1.16	1.15	1.17
Ratio of net investment income (loss) to average net assets (%)	0.05	(0.03)	0.17	0.49	1.20
Portfolio turnover (%)	81	74	85	78-4	81

BALANCED FUND-2

	Year Ended December 31,
	2000	1999	1998	19971	1996
Net asset value beginning of year	$18.95	$20.47	$19.48	$18.09	$22.44
Investment operations:
Net investment income	0.33	0.33	0.37	0.40	0.50
Net realized and unrealized gain on investments	1.69	0.31	2.56	4.04	3.20
Total from investment operations	2.02	0.64	2.93	4.44	3.70
Less distributions:
From net investment income	(0.33)	(0.33)	(0.37)	(0.41)-3	(0.50)
From net realized gain on investments	(1.96)	(1.83)	(1.57)	(2.64)-3	(3.61)
Total distributions	(2.29)	(2.16)	(1.94)	(3.05)-3	(4.11)
Net asset value, end of period	$18.68	$18.95	$20.47	$19.48	$22.03
Total return (%)	10.79	3.14	15.15	25.49	17.00
Ratios and supplemental data
Net assets, end of period (in thousands)	$21,781	$25,326	$24,735	$17,403	$11,018
Ratio of expenses to average net assets (%)	1.20	1.20	1.20	1.35	1.42
Ratio of net investment income to average net assets (%)	1.70	1.57	1.83	1.80	2.06
Portfolio turnover (%)	66	55	94	78-4	86

1-All data reflect share price adjustment due to fund merger on June 13, 1997. (See note 1).

2-Data prior to June 13, 1997 represents Bascom Hill BALANCED Fund, Inc.

3-Includes distribution attributable to net investment income and net realized gain from Mosaic Equity Income Fund. (See note 1).

4-For purposes of determining portfolio turnover, the transfer of securities pursuant to the merger on June 13, 1997 are not considered.

MID-CAP GROWTH FUND-1

	Year Ended December 31,			Nine Months Ended Dec. 31,	Year Ended March 31,
	2000	1999	1998	1997	1997	1996
Net asset value beginning of period	$9.57	$8.74	$9.25	$9.88	$20.49	$18.09
Investment operations:
Net investment income (loss)	0.04	--	(0.01)	(0.03)	(0.02)	0.13
Net realized and unrealized gain (loss) on investments	1.74	0.83	0.64	1.91	(0.47)	3.63
Total from investment operations	1.78	0.83	0.63	1.88	(0.49)	3.76
Less distributions:
From net investment income	(0.04)	--	--	--	(0.02)	(0.12)
From net realized gain on investments	(1.95)	--	(1.14)	(2.51)	(10.10)	(1.24)
Total distributions	(1.99)	--	(1.14)	(2.51)	(10.12)	(1.36)
Net asset value, end of period	$9.36	$9.57	$8.74	$9.25	$9.88	$20.49
Total return (%)	18.46	9.50	6.81	26.06	(5.59)	21.22
Ratios and supplemental data
Net assets, end of period (in thousands)	$9,101	$8,789	$10,207	$11,468	$10,964	$17,091
Ratio of expenses to average net assets (%)	1.25	1.25	1.26	1.27-2	1.62	1.41
Ratio of net investment income to average net assets (%)	0.38	(0.03)	(0.09)	(0.35)-2	(0.12)	0.56
Portfolio turnover (%)	75	65	88	80	127	21

1-Effective July 31, 1996, the investment advisory services transferred to Madison Mosaic, LLC from Bankers Finance Investment Management Corp.

2-Annualized.

FORESIGHT FUND-1

	Year Ended December 31,			Nine Months Ended Dec. 31,	Year Ended March 31,
	2000	1999	1998	1997	1997	1996
Net asset value beginning of period	$11.46	$11.95	$10.46	$10.97	$9.86	$8.50
Investment operations:
---Net investment ---income (loss)	0.27	0.37	0.22	(0.01)	0.01	0.04
---Net realized and ---unrealized gain (loss) --on investments	1.68	(0.49)	1.49	(0.50)	1.10	1.39
Total from investment operations	1.95	(0.12)	1.71	(0.51)	1.11	1.43
---Less distributions:
------From net investment ------income	--	(0.37)	(0.22)	--	--	(0.07)
------From net realized ------gain on investments	--	--	--	--	--	--
Total distributions	--	(0.37)	(0.22)	--	--	(0.07)
Net asset value, end of period	$13.41	$11.46	$11.95	$10.46	$10.97	$9.86
Total return (%)	17.02	(0.94)	16.36	(4.65)	11.21	16.88

Ratios and supplemental data
Net assets, end of period (in thousands)	$2,858	$2,585	$3,294	$1,914	$2,582	$3,116
---Ratio of expenses ---to average net ---assets-4 (%)	1.25	1.25	1.30	2.41-2	2.50	2.38
---Ratio of net investment ---income to average ---net assets-4 (%)	2.37	2.73	2.59	0.05-2	0.10	0.43
---Portfolio turnover (%)	104	76	185	2	47	78

1 Effective July 31, 1996, the investment advisory services transferred to Madison Mosaic, LLC from Bankers Finance Investment Management Corp. Prior to January 1, 1998, the Foresight Fund had different investment policies and was called Worldwide Growth Fund (see Note 1).

2 Annualized.

3 Not annualized.

4 Had the Advisor not waived advisory fees, the Worldwide Growth Fund's ratios of expenses and net investment loss to average net assets would have been 2.92% and (0.56)%, respectively, for the nine month period ended December 13, 1997; 3.00% and (0.40)%, respectively, for the year ended March 31, 1997; and 2.97% and (0.17)%, respectively, for the year ended March 31, 1996.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust offers shares in four separate diversified funds which invest in differing securities. The Investors Fund, the surviving economic entity of the merger between Mosaic Equity Trust Investors Fund and Bascom Hill Investors, Inc., which occurred on June 13, 1997, is invested in established companies that may be undervalued and may offer significant growth potential. The Balanced Fund, the surviving economic entity of the merger between Mosaic Equity Trust Equity Income Fund and Bascom Hill BALANCED Fund, Inc., which occurred on June 13, 1997, is invested in a combination of investment grade fixed-income securities and equity securities of established companies. All financial information presented prior to the effective date of the mergers represents activity of the Bascom Hill Investors, Inc. and the Bascom Hill BALANCED Fund, Inc., respectively. The Mid-Cap Growth Fund is invested primarily in "mid-cap" companies that may offer rapid growth potential. The Foresight Fund moves in and out of the stock and bond markets when these markets appear unusually over-or-under valued. Prior to January 1, 1998, the Foresight Fund was known as Worldwide Growth Fund, an international emerging markets fund. Its portfolio was liquidated on December 31, 1997 and information for the period prior to such liquidation is presented for informational purposes.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price, if available, and if not available such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Trustees. Short-term securities (maturing within 60 days) are valued at amortized cost which approximates market value. Securities with maturities in excess of 60 days are valued at market value. Repurchase Agreements are valued at amortized cost, which approximates market value.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

The Balanced Fund began amortizing premiums and discounts on debt securities using the scientific method of amortization effective November 30, 2000. Prior to this date, the Fund amortized premiums and discounts on debt securities using the straight line method of amortization. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $2,876 increase to the cost of securities and a corresponding $2,876 decrease in net unrealized appreciation, based on securities held as of November 30, 2000.

Distribution of Income and Gains: Substantially all of the Trust’s accumulated net investment income, if any, determined as gross investment income less expenses, is declared as a regular dividend and distributed to shareholders at year end for the Investors, Mid-Cap Growth and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year end. Additional distributions may be made if necessary.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2000, the Foresight Fund had available for federal income tax purposes an unused capital loss carryover of $6,536, expiring December 31, 2003.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of each of the Investors, Balanced, Mid-Cap Growth and Foresight Funds; the fees are accrued daily and are paid monthly.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation are stated as follows as of December 31, 2000:

	Investors Fund	Balanced Fund
Aggregate Cost	$25,419,330	$20,681,471
Gross unrealized appreciation	4,462,993	2,393,020
Gross unrealized depreciation	(2,417,909)	(1,373,084)
Net unrealized appreciation	$2,045,084	$1,019,936

	Mid-Cap Growth Fund	Foresight Fund
Aggregate Cost	$7,803,429	$2,680,303
Gross unrealized appreciation	1,448,644	227,662
Gross unrealized depreciation	(374,348)	(52,404)
Net unrealized appreciation	$1,074,296	$175,258

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage is 0.40% for the Investors Fund, 0.45% for the Balanced Fund, and 0.50% for the Mid-Cap Growth Fund and Foresight Fund. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses.

6. Net Assets. At December 31, 2000, net assets included the following:

	Investors Fund	Balanced Fund
Net paid in capital on shares of beneficial interest	$23,995,589	$19,895,625
Undistributed net investment income	8,678	189
Accumulated net realized gains	1,431,715	865,074
Net unrealized appreciation on investments	2,045,084	1,019,936
Total Net Assets	$27,481,066	$21,780,824

	Mid-Cap Growth Fund	Foresight Fund
Net paid in capital on shares of beneficial interest	$7,465,066	$2,631,150
Undistributed net investment income	2,487	57,652)
Accumulated net realized gains (losses)	559,536	(6,536)
Net unrealized appreciation on investments	1,074,296	175,258
Total Net Assets	$9,101,385	$2,857,524

7. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	--	--
Other	$20,785,731	$25,166,688
Balanced Fund:
U. S. Gov’t Securities	$720,535	$1,286,625
Other	13,119,439	17,229,723
Mid-Cap Growth Fund:
U. S. Gov’t Securities	--	--
Other	$5,359,642	$7,140,172
Foresight Fund:
U. S. Gov’t Securities	--	--
Other	$1,233,385	$1,303,021

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended Dec. 31,
Investors Fund	2000	1999
In Dollars
Shares sold	$14,147,282	$18,657,217
Shares issued in reinvestment of dividends	3,778,471	4,868,593
Total shares issued	17,925,753	23,525,810
Shares redeemed	(18,498,225)	(20,213,345)
Net increase (decrease)	$(572,472)	$3,312,465
In Shares
Shares sold	690,612	747,254
Shares issued in reinvestment of dividends	188,265	232,391
Total shares issued	878,877	979,645
Shares redeemed	(898,739)	(806,854)
Net increase (decrease)	(19,862)	172,791

	Year Ended Dec. 31,
Balanced Fund	2000	1999
In Dollars
Shares sold	$(1,322,549)	$3,499,336
Shares issued in reinvestment of dividends	2,288,488	2,510,195
Total shares issued	3,611,037	6,009,531
Shares redeemed	(6,780,334)	(3,497,151)
Net increase (decrease)	$(3,169,297)	$2,512,380
In Shares
Shares sold	70,728	164,542
Shares issued in reinvestment of dividends	122,208	131,712
Total shares issued	192,936	296,254
Shares redeemed	(364,046)	(167,852)
Net increase (decrease)	(171,110)	128,402

	Year Ended Dec. 31,
Mid-Cap Growth Fund	2000	1999
In Dollars
Shares sold	$(3,160,071)	$(8,439,187)
Shares issued in reinvestment of dividends	1,546,844	--
Total shares issued	4,706,915	8,439,187
Shares redeemed	(4,196,323)	(10,551,528)
Net increase (decrease)	$(510,592)	$(2,112,341)
In Shares
Shares sold	340,497	996,771
Shares issued in reinvestment of dividends	164,733)	--
Total shares issued	505,230	996,771
Shares redeemed	(451,478)	(1,246,057)
Net increase (decrease)	53,752	(249,286)

	Year Ended Dec. 31,
Foresight Fund	2000	1999
In Dollars
Shares sold	$(446,822)	$(547,899)
Shares issued in reinvestment of dividends	--	80,623
Total shares issued	446,822	628,522
Shares redeemed	(546,201)	(1,223,329)
Net decrease	$(99,379)	$(594,807)
In Shares
Shares sold	35,263	45,873
Shares issued in reinvestment of dividends	--	7,078
Total shares issued	35,263	52,951
Shares redeemed	(47,610)	(103,154)
Net decrease	(12,347)	(50,203)

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund
  Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195.  Read it carefully before you invest or send money.  This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.  Mosaic Funds Distributor, LLC.

Transfer Agent
Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Te l e p h o n e N u m b e r s
Shareholder Service
Toll-free nationwide: (888) 670 3600
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Toll-free nationwide: (800) 336 3063

SEC File Number 811-3615